SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2003


                              CAMBRIDGE HEART, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                      000-20991             13-3679946
   (State or Other Jurisdiction    (Commission File Number)   (IRS Employer
         of Incorporation)                                   Identification No.)
                                1 Oak Park Drive
                          Bedford, Massachusetts 01730
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 271-1200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

     On May 7, 2003, Cambridge Heart, Inc. issued a press release announcing that the Company has withdrawn its appeal of the March 18, 2003 Nasdaq Staff Determination that the Company has failed to gain compliance with the $1.00 per share minimum bid price requirement for continued listing of its common stock on the Nasdaq SmallCap Market. The Company also announced that the Company's common stock will be eligible for quotation on the OTC Bulletin Board (OTCBB) effective with the opening of trading on Thursday, May 8, 2003 and will continue trading under its symbol CAMH. A copy of the press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.              Item
-----------              ----
99.1                     Press release, dated May 7, 2003.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAMBRIDGE HEART, INC.
                                                 (Registrant)

Date: May 7, 2003                       By: /s/ David A. Chazanovitz
                                           -------------------------------------
                                           Name:  David A. Chazanovitz
                                           Title: President and Chief Executive
                                                  Officer



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                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------
99.1                     Press release, dated May 7, 2003.



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